UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2006

GTSI Corp.

Incorporated in Delaware

Commission File No. 0-19394

I.R.S. Employer Identification No. 54-1248422

3901 Stonecroft Boulevard

Chantilly, Virginia 20151-1010

(703) 502-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of February 15, 2006, GTSI Corp. (the “Company”) entered into a Transition Agreement (the “Transition Agreement”) with M. Dendy Young in connection with his resignation as Chief Executive Officer and President of the Company. A copy of the Transition Agreement is attached to this current report on Form 8-K as Exhibit 99.1.

Pursuant to the Transition Agreement, Mr. Young will remain Chairman of the Board of Directors of the Company through August 15, 2006 and receive $50,000 annually in addition to any fees he would receive as a Director.  Mr. Young will also receive payments aggregating $1,092,000 over an eighteen month period representing salary and bonuses.

ITEM 1.02               TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As a result of entering into this Transition Agreement, the Employment Agreement between Mr. Young and the Company, dated January 1, 2001, has been terminated effective February 15, 2006.

ITEM 5.02               DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b)           Effective February 15, 2006, Mr. Young resigned his position as Chief Executive Officer and President of the Company. Pursuant to the terms of the Transition Agreement, Mr. Young will continue to fulfill his role as Chairman of the Board of Directors of the Company.

(c)           On February 15, 2006, The Board of Directors of the Company, appointed one of its Directors, James J. Leto, as Chief Executive Officer and President of the Company. He will continue to fulfill his role as a Director of the Company. There is no arrangement or understanding pursuant to which Mr. Leto was selected as a director. As previously reported by the Company pursuant to Item 404(a) of Regulation S-K, Mr. Leto’s son James Todd Leto serves as Vice President, Customer Sales, and a division of the Company’s Sales organization. During 2005, Todd Leto received a salary of $199,087, commissions of 32,186, an incentive of $50,588, and a bonus of $5,768. By agreement between the Company and James J. Leto, he does not participate in any decision making at GTSI with respect to Todd Leto’s compensation.

Mr. Leto has served as a Director of the Company since February 1996. Since December 2002, Mr. Leto has been Chief Executive Officer of Robbins-Gioia. From June 1996 through February 2001, he was the Chairman and Chief Executive Officer of Treev, Inc. (formerly known as Network Imaging Corporation), and from January 1992 until February 1996, he was Chairman and Chief Executive Officer of PRC, Inc.

As of this time, the terms of Mr. Leto’s employment arrangement with the Company have not been finalized.

A copy of the Company’s press release announcing Mr. Young’s resignation and the appointment of Mr. Leto is attached to this current report on Form 8-K as Exhibit 99.2.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)  None.

(b)  None.

(c) Exhibits.

99.1      Transition Agreement dated February 15, 2006.

99.2      Press Release issued by GTSI Corp., dated February 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GTSI Corp.

By:	/s/ Thomas A. Mutryn
Thomas A. Mutryn
Senior Vice President and CFO

Date: February 17, 2006